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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  September 24, 1997
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                         MERIDIAN INDUSTRIAL TRUST, INC.
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             (Exact name of registrant as specified in its charter)



       Maryland                        1-14166                  94-3224765
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(State of Organization)          (Commission Number)      (IRS  Employer I.D. #)



455 Market Street, 17th Floor, San Francisco, California                   94105
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code     (415) 281-3900
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                                 Not Applicable
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         (Former name or former address, if changed since last report)










             This document contains ___ sequentially numbered pages.
                   The exhibit index is located on page ____.

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On September 24, 1997 (the "Closing Date"), Meridian Industrial Trust, Inc. (the "Company") acquired a portfolio of forty-four industrial buildings containing an aggregate of approximately 3,538,000 square feet of rentable space (the "Portfolio Properties"). The Portfolio Properties are located in the metropolitan areas of Detroit, Michigan (approximately 457,000 sq. ft.), Houston, Texas (approximately 684,000 sq. ft.), Pompano Beach, Florida (approximately 219,000 sq. ft.), Dallas, Texas (approximately 569,000 sq. ft.), Richmond, Virginia (approximately 146,000 sq. ft.), Compton, California (approximately 1,070,000 sq. ft.), and Ontario, California (approximately 393,000 sq. ft.).

     The Company purchased the Portfolio Properties from The Prudential Insurance Company of America ("Prudential") and two of its affiliates, Pru-Oma Joint Venture and One Federal Street Joint Venture (Prudential and those two affiliates are collectively referred to below as the "Sellers"). The aggregate contract purchase price for the Portfolio Properties was $127,078,526. The Company also paid approximately $180,000.00 for owner's title insurance policy premiums, $330,000.00 for transfer and documentary stamp taxes, and $4,000.00 for escrow, recording, and incidental closing fees. In addition, the Company reimbursed Prudential on the Closing Date for approximately $534,000 of pre-closing leasing expenses and for approximately $57,000 of Phase I environmental report costs.

     In determining the amount of consideration paid for the Portfolio Properties, the Company considered such factors as the historical and expected cash flows of the properties, the nature of the tenancies and terms of the leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs, physical condition and location, building design, the anticipated impact of the acquisition on the Company's financial results, and capitalization rates at which it believed other comparable properties recently had sold. The Company's analysis focused primarily on the properties' expected future cash flows, their location (both by market and within markets), and building design (e.g., such features as clear height, truck turning radii, and cross docking capabilities).

     The Company funded the costs of this acquisition from a combination of (i) proceeds from borrowings under its unsecured credit facility with a group of lending banks and (ii) proceeds from the sale of Company common stock to Prudential and three accounts managed by Prudential. Before the closing, the Sellers held the Portfolio Properties for the production of

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income as rental property, and the Company considers the Portfolio Properties suitable for and intends to continue that use. Until the Closing Date, no material relationship existed between the Sellers and the Company, any Company affiliate, any Company director or officer, or any associate of any such director or officer.

     In connection with the Company's agreement to acquire the Portfolio Properties, the Company also contracted with Prudential to purchase five unimproved parcels of land. Three of these parcels are located in the Ontario, California, metropolitan area, and the other two are in the metropolitan areas of Chicago, Illinois, and Detroit, Michigan. The contract price for these five parcels is $13,720,726.00. The Company's obligation to purchase these parcels, and any adjustments to the purchase prices thereof, will be established following determination of the amount of developable land in, and any restrictions limiting development of, each of those parcels.

     In connection with the Company's agreement to acquire the Portfolio Properties, the Company also contracted with Prudential and One Federal Street Joint Venture (the "New Orleans/Jacksonville Sellers") to purchase eight industrial buildings located in the metropolitan area of New Orleans, Louisiana and five industrial buildings located in the metropolitan area of Jacksonville, Florida (collectively, the "EastGroup Properties") for a total purchase price of $49,709,846.00. Pursuant to agreements between the Company, the New Orleans/Jacksonville Sellers, and EastGroup Properties, L.P. ("EastGroup"), the Company directed the New Orleans/Jacksonville Sellers to convey the EastGroup Properties directly to EastGroup on the Closing Date. Accordingly, the Company did not acquire title to the EastGroup Properties. The purchase price paid by EastGroup to the New Orleans/Jacksonville Sellers for the EastGroup Properties was $49,709,846.00 and was financed in part by a loan from the Company to EastGroup in the amount of $45,000,000.00 (the "EastGroup Loan"). The EastGroup Loan is secured by the EastGroup Properties, requires monthly, interest-only payments computed on the basis of an annual rate of 9.25%, and matures on December 31, 1997. The Company paid approximately $100,000 of Florida mortgage taxes related to the EastGroup Loan; all other closing costs associated with EastGroup's acquisition of the EastGroup Properties and with the EastGroup Loan were paid by either EastGroup or the New Orleans/Jacksonville Sellers. No material relationship exists between EastGroup and the Company, any Company affiliate, any Company director or officer, or any associate of any such director or officer.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


          (a) and (b)    FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED AND PRO
                         FORMA FINANCIAL INFORMATION.

                         It is impracticable to provide the required financial statements with this report. Those financial statements will be filed as soon as practicable but in no event later than December 8, 1997.

          (c)  EXHIBITS. The following exhibits are attached to this report:

               10.1*          Purchase and Sale Agreement (Texas properties)
               between The Prudential Insurance Company of America and the Company dated May 29, 1997, together with the First Amendment thereto dated July 7, 1997, the Second Amendment thereto dated July 22, and the Third Amendment thereto dated August 5, 1997. Filed with the company's Form 10Q for the second quarter of 1997 and incorporated herein by reference.

               10.2**         Fourth Amendment to Purchase and Sale Agreement
               (Texas properties) between The Prudential Insurance Company of America and the Company dated August 20, 1997, Fifth Amendment to Purchase and Sale Agreement (Texas properties) between The Prudential Insurance Company of America and the Company dated September 5, 1997, and Sixth Amendment to Purchase and Sale Agreement (Texas properties) between The Prudential Insurance Company of America and the Company dated September 8, 1997.

               10.3*          Summary of the Purchase and Sale Agreement
               (Cedarpointe, CA) between The Prudential Insurance Company of America and the Company dated May 29, 1997, together with the First Amendment thereto dated July 7, 1997, the Second Amendment thereto dated July 22, and the Third Amendment thereto dated August 5, 1997.

               10.4**         Fourth Amendment to Purchase and Sale Agreement
               (Cedarpointe, CA) between The Prudential Insurance Company of America and the Company dated August 20, 1997, Fifth Amendment to Purchase and Sale Agreement (Cedarpointe, CA) between The Prudential Insurance Company of America and the Company dated September 5, 1997, and Sixth Amendment to Purchase and Sale Agreement (Cedarpointe, CA) between The Prudential Insurance Company of America and the Company dated September 8, 1997.

               10.5*          Summary of the Purchase and Sale Agreement (460
               Ellis Road-Jacksonville & Centerport) between The Prudential Insurance Company of America and the Company dated May 29, 1997, together with the First Amendment thereto dated July 7, 1997, the Second Amendment thereto dated July 22, and the Third Amendment thereto dated August 5, 1997.

               10.6**         Fourth Amendment to Purchase and Sale Agreement
               (460 Ellis Road-Jacksonville & Centerport) between The Prudential Insurance Company of America and the Company dated August 20, 1997, Fifth Amendment to Purchase and Sale Agreement (460 Ellis Road-Jacksonville & Centerport) between The Prudential Insurance Company of America and the Company dated September 5, 1997, and Sixth Amendment to Purchase and Sale Agreement (460 Ellis Road-Jacksonville & Centerport) between The Prudential Insurance Company of America and the Company dated September 8, 1997.

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               10.7*          Summary of the Purchase and Sale Agreement
               (Michigan, Louisiana, and Virginia) between The Prudential Insurance Company of America and the Company dated May 29, 1997, together with the First Amendment thereto dated July 7, 1997, the Second Amendment thereto dated July 22, and the Third Amendment thereto dated August 5, 1997.

               10.8**    Fourth Amendment to Purchase and Sale Agreement
               (Michigan, Louisiana, and Virginia) between The Prudential Insurance Company of America and the Company dated August 20, 1997, Fifth Amendment to Purchase and Sale Agreement (Michigan, Louisiana, and Virginia) between The Prudential Insurance Company of America and the Company dated September 5, 1997, and Sixth Amendment to Purchase and Sale Agreement (Michigan, Louisiana, and Virginia) between The Prudential Insurance Company of America and the Company dated September 8, 1997.

               10.9*          Summary of the Purchase and Sale Agreement
               (Illinois, Michigan & California land) between The Prudential Insurance Company of America and the Company dated May 29, 1997, together with the First Amendment thereto dated July 7, 1997, the Second Amendment thereto dated July 22, and the Third Amendment thereto dated August 5, 1997.

               10.10**   Fourth Amendment to Purchase and Sale Agreement
               (Illinois, Michigan & California land) between The Prudential Insurance Company of America and the Company dated August 20, 1997, Fifth Amendment to Purchase and Sale Agreement (Illinois, Michigan & California) between The Prudential Insurance Company of America and the Company dated September 5, 1997, and Sixth Amendment to Purchase and Sale Agreement (Illinois, Michigan & California) between The Prudential Insurance Company of America and the Company dated September 22, 1997.

               10.11**   Summary of Purchase and Sale Agreement between Pru-Oma
               Joint Venture and the Company dated May 29, 1997 together with the First Amendment thereto dated July 7, 1997, the Second Amendment thereto dated July 22, the Third Amendment thereto dated August 5, 1997, the Fourth Amendment thereto dated August 20, 1997, the Fifth Amendment thereto dated September 5, 1997, and the Sixth Amendment thereto dated September 8, 1997

               10.12**   Summary of Purchase and Sale Agreement between The
               Prudential Insurance Company of America and One Federal Street Joint Venture as sellers and the Company as buyer dated May 29, 1997 together with the First Amendment thereto dated July 7, 1997, the Second Amendment thereto dated July 22, the Third Amendment thereto dated August 5, 1997, the Fourth Amendment thereto dated August 20, 1997, the Fifth Amendment thereto dated September 5, 1997, and the Sixth Amendment thereto dated September 8, 1997

               10.13 **       Agreement regarding Real Property between
               EastGroup Properties, L.P. and the Company dated September 22,
               1997

               10.14 **       Promissory Note in the amount of $18,300,000 dated
               September 23, 1997 executed in favor of the Company by EastGroup Properties, L.P.

               10.15 **       Form of Mortgage and Security Agreement executed
               by EastGroup Properties, L.P. with respect to the $18,300,000 loan from the Company to EastGroup Properties, L.P.

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               10.16 **       Promissory Note in the amount of $26,700,000 dated
               September 23, 1997 executed in favor of the Company by EastGroup Properties, L.P.

               10.17 **       Form of Mortgage and Security Agreement executed
               by EastGroup Properties, L.P. with respect to the $26,700,000 loan from the Company to EastGroup Properties, L.P.

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*   Filed with the Company's Form 10Q for the second quarter of 1997 and incorporated herein by reference.
**  Filed with this report.






          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   By:  MERIDIAN INDUSTRIAL TRUST, INC.


Date:     October 8, 1997          By:
                                        ------------------------------
                                             Robert A. Dobbin
                                             Secretary